                                                                    EXHIBIT 99.3


                                                   17855 North Dallas Parkway
                                                   Dallas, TX 75287
                                                   (NASDAQ/NMS: MKSP)


AT MARKETING SPECIALISTS                        AT FINANCIAL RELATIONS BOARD
Gerald Leonard, President & CEO                 Analyst Info:  Steve Martini
   (781) 828-4800                               (617) 369-9243
Randall Oxford, Media Relations                 General Info:  Paula Schwartz
   (972) 349-6580                               Media Info:  Judith Sylk Siegel
                                                (212) 661-8030

FOR IMMEDIATE RELEASE
April 19, 2000


                    MARKETING SPECIALISTS CLOSES ACQUISITION
                                 OF SALES FORCE

                      COMPANY EXPANDS OPERATIONS IN MIDWEST


DALLAS... APRIL 19, 2000 - Marketing Specialists Corporation (Nasdaq/NMS: MKSP), a leading provider of outsourced sales and marketing services to manufacturers, suppliers and producers of food products and consumer goods, today announced the closing of its acquisition of Sales Force, representing a significant expansion by the Company of its existing operations in the Midwest.

Sales Force is a full-service sales, marketing and merchandising firm with headquarters in Chicago, Ill., and 13 offices in nine states in the Midwest. The Company had 1999 revenues of approximately $35 million.

"The acquisition of Sales Force significantly strengthens our geographic coverage in the important Midwest region and further enhances the services we can provide to manufacturers seeking representation on a national level," said Jerry Leonard, president and chief executive officer of Marketing Specialists. "Sales Force is a preeminent Midwest food brokerage, and their established business relationships will significantly strengthen our ability to win assignments with manufacturers seeking to expand their penetration among retailers in the region.

"In addition, this acquisition, when integrated with our existing operations in the Midwest, should increase the annual EBITDA (earnings before interest, taxes, depreciation and amortization) contributed by the region by approximately $3.5 million."

                                   -- more --

MARKETING SPECIALISTS CLOSES ACQUISITION                            PAGE 2 OF 2
OF SALES FORCE


Marketing Specialists Corporation provides outsourced sales, marketing and merchandising services to manufacturers of food and other consumer products. With more than 6,000 associates located in 65 offices throughout the nation, Marketing Specialists is one of the two largest food brokers in the United States.

                                       ###

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF
SECTION 27a OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. RELIANCE SHOULD NOT BE PLACED ON FORWARD-LOOKING STATEMENTS BECAUSE THEY INVOLVE UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS, WHICH ARE, IN SOME CASES, BEYOND THE CONTROL OF MARKETING SPECIALISTS. ACTUAL EVENTS, PERFORMANCE AND RESULTS COULD DIFFER MATERIALLY FROM THE ANTICIPATED EVENTS, PERFORMANCE OR RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THE FACTORS WHICH MAY CAUSE SUCH DIFFERENCES INCLUDE, AMONG OTHER THINGS, MARKETING SPECIALISTS' ABILITY TO CONSUMMATE ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LETTERS OF INTENT TO WHICH MARKETING SPECIALISTS IS A PARTY; MARKETING SPECIALISTS' ABILITY TO SUCCESSFULLY INTEGRATE ANY FUTURE AND PAST ACQUISITIONS; THE COMPETITIVE ENVIRONMENT; AND GENERAL ECONOMIC CONDITIONS. FOR FURTHER INFORMATION, PLEASE REFER TO THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                      # # #

To receive Marketing Specialists' latest news release and other corporate documents via FAX at no cost, dial 1-800-PRO-INFO. Use the Company's code, MKSP.

                 Or visit the Company's pages at www.frbinc.com.


                                    -- 30 --